Credit Facilities (Tables)	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Bank loans

	December 31, 2020	December 31, 2019
Credit facilities - U.S. dollar denominated (1)	$140,815	$206,144
Credit facilities - Canadian dollar denominated	510,358	300,327
Credit facilities - principal (2)	$651,173	$506,471
Unamortized debt issuance costs	(1,952)	(1,059)
Credit facilities	$649,221	$505,412
(1)U.S. dollar denominated credit facilities balance was US$110.4 million as at December 31, 2020 (December 31, 2019 - US$159.0 million).
(2)The increase in the principal amount of the credit facilities outstanding from December 31, 2019 to December 31, 2020 is the result of net draws of $145.0 million and a decrease in the reported amount of U.S. denominated debt of $0.3 million due to foreign exchange.
At December 31, 2020, Baytex was in compliance with all of the covenants contained in the Credit Facilities and is forecasting compliance with these covenants based on current forward prices. The following table summarizes the financial covenants applicable to the Revolving Facilities and Baytex's compliance therewith as at December 31, 2020.

Covenant Description	Position as at December 31, 2020	Covenant
Senior Secured Debt (1) to Bank EBITDA (2) (Maximum Ratio)	1.6:1.0	3.5:1.0
Interest Coverage (3) (Minimum Ratio)	3.9:1.0	2.0:1.0
(1)"Senior Secured Debt" is defined as the principal amount of the credit facilities and other secured obligations identified in the credit agreement. As at December 31, 2020, the Company's Senior Secured Debt totaled $666.2 million which includes $651.2 million of principal amounts outstanding and $15.0 million of letters of credit.
(2)"Bank EBITDA" is calculated based on terms and definitions set out in the credit agreement which adjusts net income or loss for financing and interest expenses, income tax, non-recurring losses, certain specific unrealized and non-cash transactions (including depletion, depreciation, exploration and evaluation expenses, impairment, deferred income tax expense or recovery, unrealized gains and losses on financial derivatives and foreign exchange and share-based compensation) and is calculated based on a trailing twelve month basis including the impact of material acquisitions as if they had occurred at the beginning of the twelve month period. Bank EBITDA for the twelve months ended December 31, 2020 was $414.9 million.
(3)"Interest coverage" is computed as the ratio of Bank EBITDA to financing and interest expense, excluding accretion of debt issue costs and asset retirement obligations, and is calculated on a trailing twelve month basis. Financing and interest expenses, excluding accretion of debt issue costs and asset retirement obligations, for the twelve months ended December 31, 2020 were $106.1 million.

	December 31, 2020	December 31, 2019
5.125% notes (US$400,000 – principal) due June 1, 2021	$—	$518,600
6.625% notes ($300,000 – principal) due July 19, 2022	—	300,000
5.625% notes (US$400,000 – principal) due June 1, 2024	510,200	518,600
8.75% notes (US$500,000 – principal) due April 1, 2027	637,750	—
Total long-term notes - principal (1)	$1,147,950	$1,337,200
Unamortized debt issuance costs	(15,082)	(9,025)
Total long-term notes - net of unamortized debt issuance costs	$1,132,868	$1,328,175
(1)The decrease in the principal amount of long-term notes outstanding from December 31, 2019 to December 31, 2020 is the result of principal repayments of $830.4 million, the issuance of $664.7 million aggregate principal amount and changes in the reported amount of U.S. denominated debt of $23.6 million.